Exhibit 99.1

                           PENN LAUREL FINANCIAL CORP.

                                      PROXY

         Special Meeting of Shareholders to be Held on September 8, 1999
           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby constitutes and appoints Carolyn S. Rowles and Flora M. Spinelli and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Penn Laurel Financial Corp. (the "Company") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at 434 State Street, Curwensville, Pennsylvania 16833 on Wednesday, September 8, 1999, commencing at 9:00 a.m., prevailing time, and at any adjournment or postponement thereof, as follows:

1.   PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION.

     [  ]     FOR        [  ]     AGAINST                 [  ]        ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.



2. PROPOSAL TO POSTPONE OR ADJOURN THE SPECIAL MEETING OF SHAREHOLDERS TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF REORGANIZATION.

     [  ]     FOR          [  ]     AGAINST               [  ]        ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.


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3.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.


                                         Dated:__________________________, 1999




                                         Signature of Shareholder



                                         Signature of Shareholder

Number of Shares Held of Record
on July 28, 1999


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER AND RETURNED PROMPTLY TO THE COMPANY IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.